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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         Each director and/or officer of CheckFree Corporation (the "Corporation") whose signature appears below hereby appoints Peter J. Kight, Mark A. Johnson, and Curtis A. Loveland as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended June 30, 1997, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 8th day of August, 1997.


Signature                                   Title


/s/ Peter J. Kight                          Chairman of the Board of Directors,
----------------------------                President, and Chief
    Peter J. Kight                          Executive Officer


/s/ Mark A. Johnson                         Vice Chairman,
-----------------------------               Corporate Development and
    Mark A. Johnson                         Marketing, Director


/s/ James S. Douglass                       Executive Vice President and
-----------------------------               Chief Financial Officer
    James S. Douglass


/s/ Gary A. Luoma, Jr.                      Vice President,
-----------------------------               Chief Accounting Officer and
    Gary A. Luoma, Jr.                      Assistant Secretary


/s/ William P. Boardman                     Director
-----------------------------
    William P. Boardman


/s/ George R. Manser                        Director
-----------------------------
     George R. Manser


/s/ Eugene F. Quinn                         Director
-----------------------------
     Eugene F. Quinn


/s/ Jeffrey M. Wilkins                      Director
-----------------------------
     Jeffrey M. Wilkins